- -----------------------------------------------------------------



                     REFUNDING AGREEMENT 114

                     Dated as of May 20, 1996

                              Among

                   CONTINENTAL AIRLINES, INC.,
                            as Lessee

                   FIRST SECURITY BANK OF UTAH,
                      NATIONAL ASSOCIATION,
                         as Owner Trustee

                    WILMINGTON TRUST COMPANY,
            as Pass Through Trustee under each of the Continental Airlines 1996-2 Pass Through Trust Agreements

   FLEET NATIONAL BANK, formerly named SHAWMUT BANK CONNECTICUT,
                      NATIONAL ASSOCIATION,
       as Original Pass Through Trustee and Loan Participant

                          GAUCHO-2 INC.,
                       as Owner Participant

                         ROLLS-ROYCE PLC,
                           as Guarantor

                    WILMINGTON TRUST COMPANY,
                      as Subordination Agent

                    WILMINGTON TRUST COMPANY,
                         as Loan Trustee

                               and

                MORGAN STANLEY & CO. INCORPORATED,
                 as Aero Trust Certificateholder

                           -------------

                   One Boeing 757-224 Aircraft
                            MSN 27556

               Leased to Continental Airlines, Inc.

- -----------------------------------------------------------------

                 INDEX TO REFUNDING AGREEMENT 114

                                                              Page
                                                              ----
SECTION 1.   Purchase of Refunding Notes; Refunding.............3

SECTION 2.   Refunding Notes....................................6

SECTION 3.   Conditions Precedent...............................6

SECTION 4.   Certain Conditions Precedent to the
            Obligations of the Lessee; Conditions
            Precedent with Respect to the Pass
            Through Trustee....................................10

SECTION 5.   Amendment of the Original Indenture...............10

SECTION 6.   Amendment of the Original Lease...................11

SECTION 7.   Amendment of the Participation Agreement..........11

SECTION 8.   Lessee's Representations and Warranties...........11

SECTION 9.   Representations, Warranties and Covenants.........14

SECTION 10.  Notices...........................................26

SECTION 11.  Expenses..........................................26

SECTION 12.  Miscellaneous.....................................27

SECTION 13.  Governing Law.....................................27

                            Schedules

Schedule I      Pass Through Trust Agreements

Schedule II     Refunding Notes, Purchasers and Purchase Price

                     REFUNDING AGREEMENT 114




           This REFUNDING AGREEMENT, dated as of May 20, 1996, among (i) CONTINENTAL AIRLINES, INC., a Delaware corporation (the "Lessee"), (ii) GAUCHO-2 INC., a Delaware corporation (the "Owner Participant"), (iii) FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (the "Owner Trustee") under the Trust Agreement (as defined below), (iv) WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, the "Pass Through Trustee") under each of the four separate Pass Through Trust Agreements (as defined below), (v) FLEET NATIONAL BANK, formerly named SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as provided for herein, but solely as pass through trustee (the "Original Pass Through Trustee") under the Aero Trust Deeds (as defined below) as loan participant (the "Loan Participant"), (vi) ROLLS-ROYCE PLC, a corporation organized under the laws of England (the "Guarantor"), (vii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as subordination agent and trustee (in such capacity, the "Subordination Agent") under the Intercreditor Agreement (as defined below), (viii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Loan Trustee (the "Loan Trustee") under the Indenture (as defined below) and MORGAN STANLEY & CO. INCORPORATED, as Trust Certificateholder (as such term is defined in the Aero Trust Deeds (as defined below)) (the "Aero Trust Certificateholder").


                       W I T N E S S E T H:

           WHEREAS, the Lessee, the Owner Participant, the Guarantor, the Owner Trustee, the Loan Participant and the Loan Trustee entered into Participation Agreement 114, dated as of July 1, 1995 (the "Original Participation Agreement"), providing for the sale and lease of one Boeing 757-224 aircraft (the "Aircraft");

           WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement the Original Pass Through Trustee entered into the Declaration of Trust Aero Engine Trust 1995-D1 (the "Aero Trust-D1"), dated July 3, 1995 (the "Delivery Date") and the Declaration of Trust Aero Engine Trust 1995-D2, dated the Delivery Date (the "Aero Trust D-2", and together with the Aero Trust-D1, the "Aero Trust Deeds");

           WHEREAS, the Aero Trust Certificateholder is the holder of all outstanding Trust Certificates (as defined in the Aero

Trust Deeds) (the "Aero Trust Certificates") issued under the
Aero Trust Deeds;

           WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Trustee and Wilmington Trust Company, as mortgagee, entered into the Trust Indenture and Mortgage 114, dated as of July 1, 1995 (as supplemented by the Trust Indenture and Mortgage 114 Supplement No. 1, dated the Delivery Date, (the "Original Indenture"), pursuant to which the Owner Trustee issued to the Loan Participant loan certificates (the "Loan Certificates") as evidence of the loan then being made by the Loan Participant in participating in the payment of the Lessor's Cost (as such term and other capitalized terms used herein without definition are defined in the Participation Agreement (as defined below) or, if not defined therein, as defined in the Lease (as defined below)) for the Aircraft;

           WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement the Guarantor and the Original Pass Through Trustee entered into Guaranty Agreement 114, dated as of July 1, 1995 (the "Guaranty"), pursuant to which the Guarantor guaranteed, among other things, certain payments under the Loan Certificates;

           WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Trustee and the Lessee entered into the Lease Agreement 114 relating to the Aircraft, dated as of even date with the Original Indenture (such Lease Agreement, as supplemented by Lease Supplement No. 1, dated as of the Delivery Date, the "Original Lease"), whereby, the Owner Trustee agreed to lease to the Lessee, and the Lessee agreed to lease from such Owner Trustee, the Aircraft on its Delivery Date;

           WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement, the Owner Participant and the Owner Trustee entered into the Trust Agreement 114, dated as of even date with the Original Indenture (the "Original Trust Agreement"), pursuant to which the Owner Trustee agreed, among other things, to hold the Trust Estate defined in Section 1 thereof for the benefit of the Owner Participant thereunder;

           WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Trustee and the Loan Trustee have entered into the Amended and Restated Trust Indenture and Mortgage 114, dated as of the date hereof and to be effective on the Refunding Date, as defined in Section 1 hereof (the "Indenture Amendment"; the Original Indenture, as amended by the Indenture Amendment, the "Indenture"), pursuant to which the Refunding Notes (as defined below) shall be issued;

           WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Trustee and the Lessee have entered into the Amended and Restated Lease Agreement 114, dated as of July 1, 1995 and to be effective on the Refunding Date, as defined in Section 1 hereof (the "Lease Amendment"; the Original Lease, as amended and restated as of the date hereof by the Lease Amendment, the "Lease"), containing amendments, modifications and additions necessary to give effect to the transactions described herein;

           WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee, the Owner Trustee, the Owner Participant, the Loan Trustee and the Subordination Agent have entered into the Amended and Restated Participation Agreement 114, dated as of July 1, 1995 and to be effective on the Refunding Date, as defined in Section 1 hereof (the "PA Amendment"; the Original Participation Agreement, as amended and restated as of the date hereof by the PA Amendment, the "Participation Agreement");

           WHEREAS, pursuant to each of the Pass Through Trust Agreements set forth in Schedule 1 hereto (the "Pass Through Trust Agreements"), on the Refunding Date (as defined in Section 1 below), a separate grantor trust (collectively, the "Pass Through Trusts" and, individually, a "Pass Through Trust") will be created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (collectively, the "Certificates");

           WHEREAS, the proceeds from the issuance and sale of the Certificates will be applied by the Pass Through Trustee to purchase from the Owner Trustee, on behalf of each Pass Through Trust, all of the Refunding Notes bearing the same interest rate as the Certificates issued by such Pass Through Trust; and

           WHEREAS, concurrently with the execution and delivery of this Agreement, (i) De Nationale Investeringsbank N.V., a bank organized under the laws of The Netherlands (the "Liquidity Provider"), entered into three revolving credit agreements (each, a "Liquidity Facility") for the benefit of the Certificateholders of each Pass Through Trust (other than the Continental Airlines 1996-2D Pass Through Trust (the "Class D Trust")), with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust; and (ii) the Pass Through Trustee, the Liquidity Provider and the Subordination Agent entered into the Intercreditor Agreement, dated as of the date hereof (the "Intercreditor Agreement");

           NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

           SECTION 1. Purchase of Refunding Notes; Refunding. (a)
Subject to the satisfaction or waiver of the conditions set forth herein, on the date hereof or such other date agreed to by the parties hereto (the "Refunding Date"):

           (i) immediately prior to the Closing (as hereinafter defined), the Lessee shall pay to the Owner Trustee, as a special payment of Basic Rent under the Lease, an amount equal to the unpaid interest on the Loan Certificates accrued up to but not including the Refunding Date plus an amount equal to the LIBOR Breakage Costs on the Loan Certificates, plus $510,910.56 to be applied towards principal on the Loan Certificates plus an additional amount of $92,272.21 (such dollar amounts were determined assuming a Refunding Date on May 20, 1996, which amounts shall be recalculated on the same basis as originally determined for a Refunding Date that occurs on a date other than May 20, 1996);

           (ii) the Pass Through Trustee for each Pass Through
      Trust shall pay to the Owner Trustee the aggregate purchase price of the Refunding Notes being issued to such Pass
      Through Trustee as set forth in clause (vi) below;

           (iii) the Owner Trustee shall pay to the Loan Trustee for the benefit of the Loan Participant an amount equal to the aggregate principal amount of Loan Certificates outstanding on the Refunding Date, together with accrued and unpaid interest on the Loan Certificates up to but not including the Refunding Date and all other amounts payable to the Loan Participant under the Original Indenture and the Original Participation Agreement;

           (iv) the Loan Trustee shall disburse to the Loan Participant the amounts of principal and interest, and other amounts, if any, described in clause (iii) above, owing to it on the Refunding Date with respect to the Loan Certificates as a prepayment of the Loan Certificates;

           (v) the Loan Participant shall, against receipt of payment for the Loan Certificates, deliver to the Loan
      Trustee the Loan Certificates for cancellation; and

           (vi) the Owner Trustee shall issue, pursuant to
      Article II of the Indenture, to the Subordination Agent on behalf of the Pass Through Trustee for each of the Pass Through Trusts, equipment notes of the maturity and aggregate principal amount and bearing the interest rate set forth on Schedule II hereto (each a "Refunding Note" and collectively, the "Refunding Notes") opposite the name of such Pass Through Trust.

           (b) The Owner Participant, by its execution and delivery hereof, requests and directs the Owner Trustee to execute and deliver this Agreement and, subject to the terms hereof, to take the actions contemplated herein.

           (c) Each of the Guarantor and Aero Trust
Certificateholder, by its execution and delivery hereof, requests and directs the Loan Participant to execute and deliver this Agreement and, subject to the terms hereof, to take the actions contemplated herein.

           (d) Each of the Guarantor and the Loan Participant, by its execution and delivery hereof, requests and directs the Loan
Trustee to execute and deliver this Agreement and, subject to the terms hereof, to take the actions contemplated herein.

           (e) The closing (the "Closing") of the transactions described in this Agreement shall take place at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, on the Refunding Date, or at such other place as the parties hereto may agree.

           (f) In case any Pass Through Trustee shall for any reason fail to purchase the Refunding Notes pursuant to Section 1(a) above on or prior to August 2, 1996, neither the Owner Trustee nor the Lessee shall have any obligation to pay to the Loan Participant any amount in respect of the prepayment of the Loan Certificates and the Loan Certificates shall remain outstanding and in full force and effect, and the amendments contemplated by Sections 5, 6 and 7 hereof shall not become effective.

           (g) All payments pursuant to this Section 1 shall be made in immediately available funds to such accounts and at such banks as the parties hereto shall designate in writing not less than one Business Day prior to the Refunding Date.

           (h) In order to facilitate the transactions contemplated hereby, the Lessee has entered into the Purchase Agreement, dated as of May 9, 1996, among the Lessee and the several purchasers (the "Initial Purchasers") named therein (the "Purchase Agreement"), and, subject to the terms and conditions hereof, the Lessee will enter into each of the Pass Through Trust Agreements and will undertake to perform certain administrative and ministerial duties under such Pass Through Trust Agreements.

           (i) In order to consummate the transactions contemplated in Section 1 and Section 2 hereof, the parties hereto agree as follows:

                (1) Section 13.2 of the Original Participation
      Agreement prohibiting a refunding under Section 13 of the Original Participation Agreement to involve a public offering of new debt is hereby waived;

                (2) The provision in Section 13.3 of the Original Participation Agreement and Section 2.11 of the Original Indenture, (i) prohibiting any refunding under Section 13 of the Original Participation Agreement prior to the last day of the calendar year in which the fifth anniversary of the Delivery Date occurs and (ii) requiring thirty (30) days written notice for an optional redemption are hereby waived, and the parties agree that the refunding contemplated hereby shall not be in violation of the Original Participation Agreement or any other Operative Agreement (as such term is defined in the Original Participation Agreement) or the Aero Trust Deeds.

                (3) The Guarantor hereby waives any right to payments that otherwise may be due pursuant to Section
      8.7.19. of the Original Participation Agreement or otherwise arise from, relate to, or are in connection with, the Swap Transaction and Swaption (as such terms are defined in the Original Participation Agreement).

                (4) The requirements that the Lessee provide a Redemption Deposit (as such term is defined in the Original
      Participation Agreement) and pay Revocation Costs in each case as provided in Section 8.7.20 of the Original
      Participation Agreement are hereby waived.

                (5) The requirements of Section 12(a) of each of the Aero Trust Deeds requiring the Original Pass Through Trustee to give the holders of the Aero Trust Certificates at least 10 days notice is hereby waived, and the redemption of the Aero Trust Certificates contemplated hereby shall not be in violation of the Aero Trust Deeds.

                (6) The requirement of Section 12(c) of each of the Aero Trust Deeds that Lessee provide, and Loan Trustee confirm, the Redemption Deposit is hereby waived.

                (7) To waive any other provisions of the Original Indenture, the Original Participation Agreement, the Aero Trust Deeds or any other Operative Agreement (as defined in the Original Participation Agreement relating to the voluntary redemption of the Loan Certificates under the.Original Indenture, that would prohibit, limit or otherwise impose conditions upon (other than conditions with respect to which compliance is expressly required or contemplated under the terms and provisions of the documents and agreements entered into concurrently herewith) the consummation of the transactions contemplated in this Section 1 and Section 2.

           SECTION 2. Refunding Notes. The Refunding Notes shall be payable as to principal in accordance with the terms of the Indenture, and the Refunding Notes shall provide for a fixed rate of interest per annum (subject to certain adjustments contemplated thereby) and shall contain the terms and provisions provided for the Refunding Notes in the Indenture. The Owner Trustee shall execute, and the Loan Trustee shall authenticate and deliver to the Pass Through Trustee for each Pass Through Trust, a principal amount of Refunding Notes bearing the interest rate set forth opposite the name of such Pass Through Trust on
Schedule II hereto, which Refunding Notes in the aggregate shall be in the principal amounts set forth on Schedule II hereto. Subject to the terms hereof, of the Pass Through Agreements and of the other Operative Agreements, all such Refunding Notes shall be dated and authenticated as of the Refunding Date and shall bear interest therefrom, shall be registered in such names as shall be specified by the Subordination Agent and shall be paid in the manner and at such places as are set forth in the Indenture.

           SECTION 3. Conditions Precedent. The obligation of the Pass Through Trustee to make the payment described in Section 1(a)(iv) and the obligations of the Owner Trustee and the Owner Participant to participate in the transactions contemplated by this Agreement on the Refunding Date are subject to the fulfillment, prior to or on the Refunding Date, of the following conditions precedent (except that paragraphs (a), (f) and (j) shall not be conditions precedent to the obligations of the Owner Trustee hereunder and paragraphs (g) and (l) shall not be conditions precedent to the obligations of the Owner Participant hereunder):

           (a) The Owner Trustee shall have tendered the Refunding Notes to the Loan Trustee for authentication, and the Loan Trustee shall have authenticated such Refunding Notes and shall have tendered the Refunding Notes to the Subordination Agent on behalf of the Pass Through Trustee in accordance with
Section 1.

           (b) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received executed counterparts or conformed copies of the following documents:

                (1)  this Agreement;

                (2)  the Lease Amendment;

                (3)  the Indenture Amendment;

                (4)  the PA Amendment;

                (5)  each of the Pass Through Trust Agreements;

                 (6) the Intercreditor Agreement;

                (7)  the Liquidity Facility for each of the Class
                     A, Class B and Class C Trusts; and

                (8) the Registration Rights Agreement, dated the date hereof, among the Lessee, the Pass Through Trustee and each of the Initial Purchasers, with respect to the Certificates (the "Registration Rights Agreement") (for the Owner Participant only).

           (c) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received the following:

                (1) an incumbency certificate of the Lessee as to the person or persons authorized to execute and deliver this Agreement, the Lease Amendment, the PA Amendment, the Pass Through Trust Agreements, the Registration Rights Agreement and any other documents to be executed on behalf of the Lessee in connection with the transactions contemplated hereby and the signatures of such person or persons;

                (2) a copy of the resolutions of the board of directors of the Lessee or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Lessee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Lessee in connection with the transactions contemplated hereby; and

                (3) a copy of the certificate of incorporation of the Lessee, certified by the Secretary of State of the State of Delaware, a copy of the by-laws of the Lessee, certified by the Secretary or Assistant Secretary of the Lessee, and a certificate or other evidence from the Secretary of State of the State of Delaware, dated as of a date reasonably near the date of this Agreement, as to the due incorporation and good standing of the Lessee in such state.

           (d) If the Refunding Date occurs on a date subsequent to the date hereof, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Lessee, dated the Refunding Date, certifying that, to the best knowledge of such officer, after due inquiry, the representations and warranties contained herein of the Lessee are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

           (e) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Loan Trustee, dated the Refunding Date, certifying that the representations and warranties contained herein of the Loan Trustee are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

           (f) The Pass Through Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Owner Trustee, dated the Refunding Date, certifying that the representations and warranties contained herein of the Owner Trustee are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

           (g) The Pass Through Trustee and the Owner Trustee each shall have received a certificate signed by an authorized officer of the Owner Participant, dated the Refunding Date, certifying that the representations and warranties contained herein of the Owner Participant are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

           (h) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Loan Participant, dated the Refunding Date, certifying that the representations and warranties contained herein of the Loan Participant are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

           (i) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Guarantor, dated the Refunding Date, certifying that the representations and warranties contained herein of the Guarantor are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

           (j) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an independent insurance broker's report, together with certificates of insurance from such broker, as to the due compliance with the terms of Section 11 of the Lease relating to insurance with respect to the Aircraft.

           (k) The Pass Through Trustee, the Loan Participant, the Owner Trustee and the Owner Participant each shall have received an opinion addressed to it from Cleary, Gottlieb, Steen & Hamilton, counsel for the Lessee, an opinion addressed to it from Hughes Hubbard & Reed LLP, counsel for the Lessee, and an opinion addressed to it from the Lessee's legal department, in each case in form and substance reasonably satisfactory to each of them.

           (l) The Pass Through Trustee and the Owner Participant each shall have received an opinion addressed to it from Ray, Quinney & Nebeker, special counsel for the Owner Trustee, in form and substance reasonably satisfactory to each of them.

           (m) The Pass Through Trustee, the Owner Trustee, the Loan Participant and the Owner Participant each shall have received an opinion addressed to it from Richards, Layton & Finger, special counsel for the Loan Trustee, in form and substance reasonably satisfactory to each of them.

           (n) The Pass Through Trustee and the Owner Trustee each shall have received an opinion addressed to it from Perkins Coie, counsel for the Owner Participant, and an opinion addressed to it from corporate counsel to the Owner Participant, in each case in form and substance reasonably satisfactory to each of them.

           (o) The Pass Through Trustee shall have received an opinion of Whitman, Breed, Abbott & Morgan, United States counsel to the Liquidity Provider, and internal counsel to the Liquidity
Provider, in each case in form and substance reasonably satisfactory to the Pass Through Trustee.

           (p) The Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an opinion addressed to it from Lytle, Soule & Curlee, special counsel in Oklahoma City, Oklahoma, in form and substance reasonably satisfactory to each of them.

           (q) The Pass Through Trustee, the Owner Trustee, and the Owner Participant each shall have received an opinion addressed to it of Shipman & Goodwin, counsel for the Loan

Participant in each case in form and substance reasonably satisfactory to each of them.

           (r) The Owner Trustee, the Pass Through Trustee, and the Owner Participant shall have received an opinion of Marcia L. Nordgren, Esq., special New York counsel for the Guarantor, in form and substance reasonably satisfactory to each of them.

           (s) The Lessee shall have entered into the Purchase Agreement and each of the Pass Through Trust Agreements, the Certificates shall have been issued and sold pursuant to the Purchase Agreement and the Pass Through Trust Agreements, and the Initial Purchasers shall have transferred to the Pass Through Trustees in immediately available funds an amount equal to the aggregate purchase price of the Refunding Notes to be purchased from the Owner Trustee.

           (t) No change shall have occurred after the date of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it illegal for the Pass-Through Trustees to make the payments described in Section 1(a)(v) or for the Owner Trustee or the Owner Participant to participate in the transactions contemplated by this Agreement on the Refunding Date.

           (u) All approvals and consents of any trustee or holder of any indebtedness or obligations of the Lessee which are required in connection with the Pass Through Trustee's making of the payments described in Section 1(b)(i) or the Owner Trustee's or the Owner Participant's participation in the transactions contemplated by this Agreement on the Refunding Date shall have been duly obtained.

           Promptly following the recording of the Lease Amendment and the Indenture Amendment pursuant to 49 U.S.C. Sections 40101- 46507 (the "Aviation Act") and the filing of the Trust Amendment No. 1 pursuant to such Act, the Lessee will cause Lytle, Soule & Curlee, special counsel in Oklahoma City, Oklahoma, to deliver to the Pass Through Trustee, the Lessee, the Loan Trustee, the Owner Participant and the Owner Trustee an opinion as to the due recording of the Lease Amendment and the Indenture Amendment.

           SECTION 4. Certain Conditions Precedent to the Obligations of the Lessee; Conditions Precedent with Respect to the Pass Through Trustee. (a) The Lessee's obligation to participate in the transactions contemplated by this Agreement and to execute and deliver the Lease Amendment and the PA Amendment are subject to the receipt by the Lessee of (i) each opinion referred to in subsections (l) through (r) of Section 3, addressed to the Lessee or accompanied by a letter from counsel rendering such opinion authorizing the Lessee to rely on such opinion as if it were addressed to the Lessee, and (ii) such other documents and evidence with respect to each other party hereto as it may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

           (b) The respective obligations of each of the Lessee, the Loan Participant, the Guarantor and the Loan Trustee to participate in the transactions contemplated hereby is subject to the receipt by each of them of (i) a certificate signed by an authorized officer of the Pass Through Trustee, dated the Refunding Date, certifying that the representations and warranties contained herein of the Pass Through Trustee are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date), (ii) the certificate referred to in paragraphs (d) through (i) of Section 3, (iii) an opinion addressed to each of them of Richards, Layton & Finger, special counsel for the Pass Through Trustee, in form and substance reasonably satisfactory to each of them, (iv) the opinions referred to in paragraphs (q) and (r) of Section 3 and
(v) such other documents and evidence with respect to the Pass Through Trustee as it may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

           (c) In addition to the conditions precedent set forth in Section 4(b) above, the respective obligations of the Loan Participant and the Guarantor to participate in the transactions contemplated hereby are subject to (i) receipt by each of them of the items set forth in Sections 3(b)(1), 3(c)(1), 3(c)(2) and 3(c)(3) and (ii) the receipt by each of them of the opinions referred to in subsections (k), (l), (m), (n), and (p) of Section 3, addressed to each of them or accompanied by a letter from counsel rendering such opinion authorizing each of them to rely on such opinion as if it were addressed to each of them.

           SECTION 5. Amendment of the Original Indenture. The Loan Participant and Owner Participant, respectively, by execution and delivery hereof, requests, authorizes and directs the Owner Trustee and the Loan Trustee to execute and deliver the Indenture Amendment, and the Guarantor, by execution and delivery hereof, requests, authorizes and directs the Loan Trustee to execute and deliver the Indenture Amendment and the Owner Trustee and the Loan Trustee, by execution and delivery hereof, agree to execute and deliver the Indenture Amendment. The Lessee, by execution and delivery hereof, consents to such execution and delivery of the Indenture Amendment. The Indenture Amendment shall be effective as of the Refunding Date.

           SECTION 6. Amendment of the Original Lease. The Loan Trustee and the Owner Participant, by execution and delivery hereof, request and instruct the Owner Trustee to execute and deliver the Lease Amendment, and the Owner Trustee and the Lessee agree, by execution and delivery hereof, to execute and deliver the Lease Amendment. The Lease Amendment shall be effective as of the Refunding Date.

           SECTION 7. Amendment of the Participation Agreement. The Pass Through Trustee and Owner Participant, respectively, by execution and delivery hereof, request, authorize and direct the Owner Trustee and the Loan Trustee to execute and deliver the PA Amendment, and the Owner Trustee and the Loan Trustee, by execution and delivery hereof, agree to execute and deliver the PA Amendment. The PA Amendment shall be effective as of the Refunding Date.

           SECTION 8. Lessee's Representations and Warranties.
The Lessee represents and warrants to the Pass Through Trustee, the Owner Participant, the Owner Trustee, the Guarantor, the Loan
Participant and the Loan Trustee that:

           (a) the Lessee is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is an "air carrier" within the meaning of 49 U.S.C. Section 40102(a), holds a certificate of public convenience and necessity in accordance with 49 U.S.C. Section 41102, and an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo, is a "citizen of the United States" as defined in 49 U.S.C. Section 40102, has the corporate power and authority to own or hold under lease its properties, has, or had on the respective dates of execution thereof, the corporate power and authority to enter into and perform its obligations under this Agreement, the Lease Amendment, the PA Amendment, the Pass Through Trust Agreements, the Registration Rights Agreement, the Purchase Agreement and the other Operative Agreements to which it is a party, and is duly qualified to do business as a foreign corporation in good standing in each state in which it has a principal office or a major overhaul facility and in which such qualification is required, except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the financial condition, properties or results of operations of the Lessee, and its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code in effect in the State of Texas) is located at 2929 Allen Parkway, Houston, Texas 77019;

           (b)  the execution and delivery by the Lessee of this

Agreement, the Lease Amendment, the PA Amendment, the Pass Through Trust Agreements, the Registration Rights Agreement, the Purchase Agreement and each other Operative Agreement to which it is a party, and the performance of its obligations under this Agreement, the Participation Agreement, the Lease, the Pass Through Trust Agreements, the Registration Rights Agreement, the Purchase Agreement and each other Operative Agreement to which it is a party, have been duly authorized by all necessary corporate action on the part of the Lessee, do not require any stockholder approval, or approval or consent of any trustee or holder of any material indebtedness or material obligations of the Lessee, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation or order binding on the Lessee or the certificate of incorporation or by-laws of the Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon the property of the Lessee under, any indenture, mortgage, contract or other agreement to which the Lessee is a party or by which it may be bound or affected which contravention, default or Lien, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the financial condition, properties or results of operations of the Lessee;

           (c) neither the execution and delivery by the Lessee of this Agreement, the Lease Amendment, the PA Amendment, the Pass Through Trust Agreements, the Registration Rights Agreement, the Purchase Agreement or any other Operative Agreement to which it is a party, nor the performance of its obligations hereunder or under the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Pass Through Trust Agreements, the Registration Rights Agreement, the Purchase Agreement or the other Operative Agreements to which it is a party, nor the consummation by the Lessee of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the FAA, or any other federal, state or foreign governmental authority having jurisdiction, other than (i) the registration of the Exchange Certificates (as defined in each Pass Through Trust Agreement), if any, pursuant to the provisions of the Pass Through Trust Agreements, under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state require such action, (ii) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended, which qualification will be duly obtained upon the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) pursuant to an order of the Securities and Exchange Commission, (iii) the registrations and filings referred to in Section 8(e) and (iv) authorizations, consents, approvals, actions, notices and filings required to be obtained, taken, given or made the failure of which to obtain, take, give or make would not be reasonably likely to have a material adverse effect on the financial condition, properties or results of operations of the Lessee;

           (d) each of this Agreement, the Pass Through Trust Agreements, the Registration Rights Agreement and each other Operative Agreement to which the Lessee is a party constitutes, and each of the Participation Agreement and the Lease, when the PA Amendment and the Lease Amendment shall have been executed and delivered by each of the parties thereto, will constitute, the legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity, and except, in the case of the Lease, as limited by applicable laws which may affect the remedies provided in the Lease, which laws, however, do not make the remedies provided in the Lease inadequate for practical realization of the rights and benefits intended to be afforded thereby;

           (e) except for the filing for recording pursuant to the Aviation Act of the Indenture Amendment and the Lease Amendment, no further filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) is necessary under the laws of the United States of America or any State thereof in order to perfect the Owner Trustee's interest in the Aircraft as against the Lessee and any third parties, or to perfect the security interest in favor of the Loan Trustee in the Owner Trustee's interest in the Aircraft or the Lease (with respect to such portion of the Aircraft as is covered by the recording system established by the FAA pursuant to 49 U.S.C. Section 44107) in any applicable jurisdiction in the United States and in the Lease in any applicable jurisdiction in the United States other than the Loan Trustee taking possession of the original counterparts of the Lease and the Lease Amendment (to the extent the Lease and the Lease Amendment constitute chattel paper) and the filing of continuation statements with respect to the Uniform Commercial Code financing statements in effect on the date hereof covering the security interests created by the Original Indenture or describing the Original Lease as a lease;

           (f) neither the Lessee nor any of its affiliates has directly or indirectly offered the Equipment Notes or the Pass Through Certificates for sale to any Person other than in a manner permitted by the Securities Act of 1933, as amended, and by the rules and regulations thereunder;

           (g) the Lessee is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

           (h) no event has occurred and is continuing which constitutes an Indenture Event of Default or would constitute an Indenture Event of Default but for the requirement that notice be given or time lapse or both;

           (i) no event has occurred and is continuing which constitutes an Event of Loss or would constitute an Event of Loss with the lapse of time;

           (j) the Aircraft has been duly certified by the FAA as to type and airworthiness in accordance with the terms of the Original Lease and has a current, valid certificate of airworthiness;

           (k) the FAA Bill of Sale, the Original Lease, and the
Original Indenture have been duly recorded, and the Trust
Agreement has been duly filed, with the FAA pursuant to the Aviation Act;

           (l) the Aircraft has been registered with the FAA in the name of the Owner Trustee and the Lessee has authority to operate the Aircraft; and

           (m) there has been no material adverse change in the financial condition of the Lessee since March 31, 1996.

           SECTION 9. Representations, Warranties and Covenants.
Each of the parties below represents, warrants and covenants to each of the other parties to this Agreement as follows:

           (a) The Loan Trustee represents, warrants and covenants that:

                (1) the Loan Trustee is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is a "citizen of the United States" as defined in 49 U.S.C. Section 40102 and will resign as Loan Trustee promptly after it obtains actual knowledge that it has ceased to be such a citizen, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of this Agreement, the PA Amendment, the Indenture Amendment and each other Operative Agreement to which it is a party and to carry out its obligations under this Agreement, the Participation Agreement, the Indenture and each other Operative Agreement to which it is a party;

                (2) the execution and delivery by the Loan
      Trustee of this Agreement, the Indenture Amendment, the PA Amendment and each other Operative Agreement to which it is a party and the performance by the Loan Trustee of its obligations under this Agreement, the Participation Agreement, the Indenture and each other Operative Agreement to which it is a party have been duly authorized by the Loan Trustee and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                (3) this Agreement constitutes, and the
      Participation Agreement, when the PA Amendment has been executed and delivered by the Loan Trustee, and the Indenture, when the Indenture Amendment has been executed and delivered by the Loan Trustee, will constitute, the legal, valid and binding obligations of the Loan Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

           (b) The Owner Trustee, in its individual capacity (except as provided in clauses (3), (4), (8) and (9) below) and (but only as provided in clauses (3), (4) and, to the extent that it relates to the Owner Trustee, clauses (8), (10) and (12) below) as Owner Trustee, represents and warrants that:

                (1) the Owner Trustee, in its individual capacity, is a national banking association duly organized and validly existing in good standing under the laws of the United States holding a valid certificate to do business as a national banking association, has full corporate power and authority to carry on its business as now conducted, has, or had on the respective dates of execution thereof, the corporate power and authority to execute and deliver the Trust Agreement, has the corporate power and authority to carry out the terms of the Trust Agreement, and has, or had on the respective dates of execution thereof (assuming the authorization, execution and delivery of the Trust Agreement by the Owner Participant), as Owner Trustee, and to the extent expressly provided herein or therein, in its individual capacity, the corporate power and authority to execute and deliver and to carry out the terms of this Agreement, the Original Indenture, the Indenture Amendment, the Refunding Notes, the Lease Amendment, the PA Amendment and each other Operative Agreement (other than the Trust Agreement) to which it is a party;

                (2) the Owner Trustee in its trust capacity and, to the extent expressly provided therein, in its individual capacity, has duly authorized, executed and delivered the Trust Agreement and (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) each of this Agreement, the Original Participation Agreement, the Trust Agreement, the Original Indenture, the Original Lease, the Trust Agreement and each other Operative Agreement to which it is a party, constitutes a legal, valid and binding obligation of the Owner Trustee, in its individual capacity, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                (3) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, each of this Agreement, the Original Participation Agreement, the Original Indenture, the Original Lease and each other Operative Agreement to which it is party constitutes, and each of the Participation Agreement, when the PA Amendment shall have been entered into, the Indenture, when the Indenture Amendment shall have been entered into, and the Lease, when the Lease Amendment shall have been entered into, will constitute, the legal, valid and binding obligation of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                (4) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Owner Trustee has duly authorized, and on the Refunding Date shall have duly issued, executed and delivered to the Loan Trustee for authentication, the Refunding Notes pursuant to the terms and provisions hereof and of the Indenture, and each Refunding Note on the Refunding Date will constitute the valid and binding obligation of the Owner Trustee and will be entitled to the benefits and security afforded by the Indenture in accordance with the terms of such Refunding Note and the Indenture;

                (5)  neither the execution and delivery by the

      Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of this Agreement, the Original Participation Agreement, the PA Amendment, the Trust Agreement, the Original Indenture, the Indenture Amendment, the Original Lease, the Lease Amendment or the Refunding Notes, nor the consummation by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (A) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it, or (B) violates or will violate its articles of association or by-laws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, or results or will result in the creation of any Lien (other than as permitted under the Lease) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which it is a party or by which it is bound, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Utah governing the trust powers of the Owner Trustee, or any judgment or order applicable to or binding on it;

                (6) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Utah state or local governmental authority or agency or any United States federal governmental authority or agency regulating the trust powers of the Owner Trustee in its individual capacity is required for the execution and delivery of, or the carrying out by, the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement, the Participation Agreement, the Indenture, the Lease or the Refunding Notes, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken or which is described in Section 8(h);

                (7) there exists no Lessor Lien attributable to the Owner Trustee, in its individual capacity, other than any Lessor Liens (A) the existence of which poses no material risk of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or any interest therein,
      (B) the existence of which does not interfere in any way with the use or operation of the Aircraft by the Lessee (or any Permitted Sublessee), (C) the existence of which does not affect the priority or perfection of, or otherwise jeopardize, the Lien of the Indenture, (D) which the Owner Trustee is diligently contesting by appropriate proceedings, (E) the existence of which does not result in actual interruption in the receipt and distribution by the Loan Trustee in accordance with the Indenture of Rent assigned to the Loan Trustee for the benefit of the Note Holders, and (F) any property subject to which is not then required to be conveyed to any other Person pursuant to
      Section 4.6 of the Lease;

                (8) there exists no Lessor Lien attributable to the Owner Trustee, as lessor under the Lease, other than any Lessor Liens (A) the existence of which poses no material risk of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or any interest therein,
      (B) the existence of which does not interfere in any way with the use or operation of the Aircraft by the Lessee (or any Permitted Sublessee), (C) the existence of which does not affect the priority or perfection of, or otherwise jeopardize, the Lien of the Indenture, (D) which the Owner Trustee is diligently contesting by appropriate proceedings, (E) the existence of which does not result in actual interruption in the receipt and distribution by the Loan Trustee in accordance with the Indenture of Rent assigned to the Loan Trustee for the benefit of the Note Holders, and (F) any property subject to which is not then required to be conveyed to any other Person pursuant to
      Section 4.6 of the Lease;

                (9) there are no Taxes payable by the Owner
      Trustee, either in its individual capacity or as Owner Trustee, imposed by the State of Utah or any political subdivision thereof in connection with the redemption of the Initial Notes or the issuance of the Refunding Notes, and in its individual capacity or as Owner Trustee, as the case may be, of any of the instruments referred to in clauses (1), (2), (4) and (5) above, that, in each case, would not have been imposed if the Trust Estate had not been created pursuant to the laws of the State of Utah and First Security Bank of Utah, National Association, had not
      (a) had its principal place of business in, (b) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in, and (c) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in, the State of Utah;

                (10) there are no pending or, to its knowledge, threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as Owner Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under any of the instruments referred to in clauses (1), (2), (4) and (5) above;

                (11) both its chief executive office, and the place where its records concerning the Aircraft and all its interests in, to and under all documents relating to the Trust Estate, are located in Salt Lake City, Utah, and the Owner Trustee, in its individual capacity, agrees to give the Lessee, the Owner Participant, the Loan Trustee and the Pass Through Trustee at least 30 days' prior written notice of any relocation of said chief executive office or said place from its present location;

                (12) the Owner Trustee has not, in its individual capacity or as Owner Trustee, directly or indirectly offered any Refunding Note or Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Pass Through Trustee, the Loan Participant and the Owner Participant; and the Owner Trustee has not authorized anyone to act on its behalf (it being understood that in arranging and proposing the refinancing contemplated hereby and agreed to herein by the Owner Trustee, the Lessee has not acted as agent of the Owner Trustee) to offer directly or indirectly any Refunding Note, any Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or to solicit any offer to acquire any of the same from, any person; and

                (13) it is a "citizen of the United States" as defined in 49 U.S.C. Section 40102 (without making use of a voting trust agreement or voting powers agreement).

           (c) The Owner Participant represents and warrants that:

                (1) it is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its present business and operations and to own or lease its properties, has, or had on the respective dates of execution thereof or assumption of rights and obligations thereunder, as the case may be, the corporate power and authority to enter into and to perform its obligations under this Agreement, the Original Participation Agreement, the Trust Agreement and the PA Amendment; and this Agreement has been duly authorized, executed and delivered by it and the execution and delivery of the PA Amendment has has been duly authorized by it; and each of this Agreement, the Original Participation Agreement and the Trust Agreement constitutes, and the Participation Agreement when the PA Amendment shall have been entered into, will constitute, the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                (2) neither (A) the execution and delivery by the Owner Participant of this Agreement, the PA Amendment or any other Operative Agreement to which it is a party nor
      (B) compliance by it with all of the provisions thereof,
      (x) will contravene any law or order of any court or governmental authority or agency applicable to or binding on the Owner Participant (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by the Owner Trustee other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable law), or (y) will contravene the provisions of, or constitutes or has constituted or will constitute a default under, its certificate of incorporation or by-laws or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its property may be bound or affected;

                (3) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as required by the Aviation Act or the regulations promulgated thereunder and except for routine filings which have been or will be made) is or was required, as the case may be, for the due execution, delivery or performance by it of this Agreement and the PA Amendment;

                (4) there are no pending or, to its knowledge, threatened actions or proceedings before any court or administrative agency or arbitrator which would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Participation Agreement and the Trust Agreement;

                (5) neither the Owner Participant nor anyone authorized by it to act on its behalf (it being understood that in proposing, facilitating and otherwise taking any action in connection with the refinancing contemplated hereby and agreed to herein by the Owner Participant, neither the Lessee nor any other party hereto has acted as agent of the Owner Participant) has directly or indirectly offered any Refunding Note or Pass Through Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person except in compliance with the Securities Act of 1933, as amended; the Owner Participant's interest in the Trust Estate and the Trust Agreement was acquired for its own account and was purchased for investment and not with a view to any resale or distribution thereof;

                (6) on the Refunding Date, the Trust Estate shall be free of Lessor Liens attributable to the Owner Participant other than any Lessor Liens (A) the existence of which poses no material risk of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or any interest therein, (B) the existence of which does not interfere in any way with the use or operation of the Aircraft by the Lessee (or any Permitted Sublessee), (C) the existence of which does not affect the priority or perfection of, or otherwise jeopardize, the Lien of the Indenture, (D) which the Owner Participant is diligently contesting by appropriate proceedings, (E) the existence of which does not result in actual interruption in the receipt and distribution by the Loan Trustee in accordance with the Indenture of Rent assigned to the Loan Trustee for the benefit of the Note Holders, and (F) any property subject to which is not then required to be conveyed to any other Person pursuant to Section 4.6 of the Lease; and

                (7) it is a "citizen of the United States" as defined in 49 U.S.C. Section 40102 (without making use of a voting trust agreement or a voting powers agreement).

           (d) The Pass Through Trustee represents, warrants and covenants that:

                (1) the Pass Through Trustee is duly
      incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Pass Through Trust Agreements, the Registration Rights Agreement, the Intercreditor Agreement, the PA Amendment and this Agreement and to perform its obligations under this Agreement, the Pass Through Trust Agreements, the Registration Rights Agreement, the Intercreditor Agreement, the PA Amendment and the Participation Agreement;

                (2) each of the Pass Through Trust Agreements, the Registration Rights Agreement, the Intercreditor Agreement, the PA Amendment and this Agreement has been duly authorized, executed and delivered by the Pass Through Trustee; this Agreement and each of the Pass Through Trust Agreements, the Registration Rights Agreement, the Intercreditor Agreement and the Participation Agreement constitute the legal, valid and binding obligations of the Pass Through Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                (3) none of the execution, delivery and
      performance by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Registration Rights Agreement, the Intercreditor Agreement, this Agreement or the Participation Agreement, the purchase by the Pass Through Trustee of the Refunding Notes pursuant to this Agreement, or the issuance of the Certificates pursuant to the Pass Through Trust Agreements, contravenes any law, rule or regulation of the State of Delaware or any United States governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and does not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or by-laws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound;

                (4) neither the execution and delivery by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Registration Rights Agreement, the Intercreditor Agreement, the PA Amendment or this Agreement, nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby or by the Participation Agreement, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Delaware governmental authority or agency or any federal governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

                (5) there are no Taxes payable by the Pass
      Through Trustee imposed by the State of Delaware or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement, any of the Pass Through Trust Agreements, the Registration Rights Agreement, the Intercreditor Agreement or the PA Amendment (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and there are no Taxes payable by the Pass Through Trustee imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Refunding Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and, assuming that the trusts created by the Pass Through Trust Agreements will not be taxable as corporations, but, rather, each will be characterized as a grantor trust under subpart E, Part I of Subchapter J of the Code, such trusts will not be subject to any Taxes imposed by the State of Delaware or any political subdivision thereof;

                (6) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the PA Amendment, the Registration Rights Agreement, the Intercreditor Agreement or any Pass Through Trust Agreement;

                (7) except for the issue and sale of the Certificates contemplated hereby, the Pass Through Trustee has not directly or indirectly offered any Refunding Note for sale to any Person or solicited any offer to acquire any Refunding Notes from any Person, nor has the Pass Through Trustee authorized anyone to act on its behalf to offer directly or indirectly any Refunding Note for sale to any Person, or to solicit any offer to acquire any Refunding Note from any Person; and the Pass Through Trustee is not in default under any Pass Through Trust Agreement; and

                (8) the Pass Through Trustee is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Initial Purchaser or the Lessee.

           (e) The Subordination Agent represents, warrants and covenants that:

                (1) the Subordination Agent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Liquidity Facilities, the Intercreditor Agreement, the PA Amendment and this Agreement and to perform its obligations under this Agreement, the Liquidity Facilities, the Intercreditor Agreement and PA Amendment;

                (2) each of the Liquidity Facilities, the Intercreditor Agreement, PA Amendment and this Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Agreement, each of the Liquidity Facilities, the Intercreditor Agreement, the PA Amendment and this Agreement constitute the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                (3) none of the execution, delivery and
      performance by the Subordination Agent of each of the Liquidity Facilities, the Intercreditor Agreement, this Agreement or the PA Amendment contravenes any law, rule or regulation of the State of Delaware or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene or result in any breach of, or constitute a default under, the Subordination Agent's articles of association or by-laws or any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

                (4) neither the execution and delivery by the Subordination Agent of any of the Liquidity Facilities, the Intercreditor Agreement, the PA Amendment or this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Delaware governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

                (5) there are no Taxes payable by the
      Subordination Agent imposed by the State of Delaware or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement, any of the

      Liquidity Facilities, the Intercreditor Agreement, the PA Amendment or the PA Amendment (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Refunding Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities);

                (6) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement, the PA Amendment, the Intercreditor Agreement or any Liquidity Facility;

                (7) the Subordination Agent has not directly or indirectly offered any Refunding Note for sale to any Person or solicited any offer to acquire any Refunding Notes from any Person, nor has the Subordination Agent authorized anyone to act on its behalf to offer directly or indirectly any Refunding Note for sale to any Person, or to solicit any offer to acquire any Refunding Note from any Person; and the Subordination Agent is not in default under any Liquidity Facility; and

                (8) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Initial Purchaser or the Lessee.

           (f) The Loan Participant, in its individual capacity (except as provided in clause (3) below and (but only as provided in clause (3) and, to the extent that it relates to the Loan Participant, clause (7) below) as Loan Participant, represents and warrants that:

                (1) the Loan Participant, in its individual capacity, is a national banking association duly organized and validly existing in good standing under the laws of the United States holding a valid certificate to do business as a national banking association, has full corporate power and authority to carry on its business as now conducted, has, or had on the respective dates of execution thereof, the corporate power and authority to execute and deliver the Aero Trust Deeds, has the corporate power and authority to carry out the terms of the Aero Trust Deeds, and has, or had on the respective dates of execution thereof, as pass through trustee under the Aero Trust Deeds, and to the extent expressly provided herein or therein, in its individual capacity, the corporate power and authority to execute and deliver and to carry out the terms of this Agreement and each other Operative Agreement (as defined in the Original Participation Agreement) to which it is a party;

                (2) the Loan Participant as pass through trustee under the Aero Trust Deeds, and, to the extent expressly provided therein, in its individual capacity, has duly authorized, executed and delivered the Aero Trust Deeds and each of this Agreement, the Original Participation Agreement, the Aero Trust Deeds, and each other Operative Agreement to which it is a party, constitutes a legal, valid and binding obligation of the Loan Participant, in its individual capacity, enforceable against it in its individual capacity or as pass through trustee under the Aero Trust Deeds, as the case may be, in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                (3) neither the execution and delivery by the Loan Participant, in its individual capacity or as pass through trustee under the Aero Trust Deeds, as the case may be, of this Agreement or the Original Participation Agreement, nor the consummation by the Loan Participant, in its individual capacity or as pass through trustee under the Aero Trust Deeds, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by the Loan Participant, in its individual capacity or as pass through trustee under the Aero Trust Deeds, as the case may be, with any of the terms and provisions hereof and thereof, (A) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it, or (B) violates or will violate its articles of association or by-laws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, or results or will result in the creation of any Lien (other than as permitted under the Lease) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which it is a party or by which it is bound, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Connecticut governing the trust powers of the Loan Participant, or any judgment or order applicable to or binding on it;

                (4) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut state or local governmental authority or agency or any United States federal governmental authority or agency regulating the trust powers of the Loan Participant in its individual capacity is required for the execution and delivery of, or the carrying out by, the Loan Participant, in its individual capacity or as pass through trustee, as the case may be, of any of the transactions contemplated hereby, by the Aero Trust Deeds or by the Original Participation Agreement, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

                (5) there exists no Lessor Lien attributable to the Loan Participant, in its individual capacity, other than any Lessor Liens (A) the existence of which poses no material risk of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or any interest therein,
      (B) the existence of which does not interfere in any way with the use or operation of the Aircraft by the Lessee (or any Permitted Sublessee), (C) the existence of which does not affect the priority or perfection of, or otherwise jeopardize, the Lien of the Indenture, (D) which the Loan Participant is diligently contesting by appropriate proceedings and (E) the existence of which does not result in actual interruption in the receipt and distribution by the Loan Trustee in accordance with the Indenture of Rent assigned to the Loan Trustee for the benefit of the Note Holders;

                (6) there are no pending or, to its knowledge, threatened actions or proceedings against the Loan Participant, either in its individual capacity or as pass through trustee under the Aero Trust Deeds, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Loan Participant, in its individual capacity or as trustee under the Aero Trust Deeds, as the case may be, to perform its obligations under any of the instruments referred to in clauses (1), (2) and (3) above;

                (8) it is as of the date hereof, and will be as of the Refunding Date, the owner of all of the outstanding

      Loan Certificates, free and clear of Liens attributable to it; and

           (g)  The Guarantor represents and warrants that:

                (1) it is duly incorporated, validly existing and in good standing under the laws of England and has the corporate power and authority to carry on its present business and operations and to own or lease its properties, has, or had on the respective dates of execution thereof, the corporate power and authority to enter into and to perform its obligations under this Agreement and the Original Participation Agreement); and this Agreement has been duly authorized, executed and delivered by it; and each of this Agreement, the Guaranty and the Original Participation Agreement constitutes, the legal, valid and binding obligations of the Guarantor enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                (2) neither (A) the execution and delivery by the Guarantor of this Agreement nor (B) compliance by it with all of the provisions thereof, (x) will contravene any law or order of any court or governmental authority or agency applicable to or binding on the Guarantor, or (y) will contravene the provisions of, or constitutes or has constituted or will constitute a default under, its Articles of Associations or any indenture, mortgage, contract or other agreement or instrument to which the Guarantor is a party or by which it or any of its property may be bound or affected;

                (3) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as required by the Aviation Act or the regulations promulgated thereunder and except for routine insurance regulatory filings which have been or will be made) is or was required, as the case may be, for the due execution, delivery or performance by it of this Agreement;

                (4) there are no pending or, to its knowledge, threatened actions or proceedings before any court or administrative agency or arbitrator which would materially adversely affect the Guarantor's ability to perform its obligations under this Agreement or the Original Participation Agreement;

                (5) neither the Guarantor nor anyone authorized by it to act on its behalf (it being understood that in proposing, facilitating and otherwise taking any action in connection with the refinancing contemplated hereby and agreed to herein by the Guarantor, the Lessee has not acted as agent of the Guarantor) has directly or indirectly offered any Refunding Note or Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person; and

                (6) no Guaranty Event (as defined in the Guaranty), or event with which notice or the lapse of time would constitute a Guaranty Event, shall have occurred or be continuing.

           (h) The Aero Trust Certificateholder hereby represents and warrants that:

                (1) as of the Refunding Date, it is the owner of all the outstanding Aero Trust Certificates, free and clear of Liens attributable to it; and

                (2) this Agreement has been duly authorized, executed and delivered by the Aero Trust Certificateholder and constitutes the legal, valid and binding obligation of the Aero Trust Certificateholder, enforceable against the Aero Trust Certificateholder in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity whether considered in a proceeding at law or in equity.

           SECTION 10. Notices. Unless otherwise specifically provided herein, all notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective upon being deposited in the United States mail, with proper postage for first-class registered or certified mail prepaid, or when delivered personally or, if promptly confirmed by mail as provided above, when dispatched by telegram, telex, facsimile or other written telecommunication, addressed, if to the Lessee, the Owner Participant, the Owner Trustee, the Pass Through Trustee, the Subordination Agent, the Loan Participant or the Loan Trustee, at their respective addresses or facsimile numbers set forth below the signatures of such parties at the foot of this Agreement.

           SECTION 11. Expenses. All of the reasonable out-of-pocket costs, fees and expenses incurred by the Owner Trustee, the Owner Participant, the Pass Through Trustee, the Subordination Agent and the Loan Trustee in connection with the transactions contemplated by this Agreement, the other Operative

Agreements, the Pass Through Trust Agreements, the Registration Rights Agreement, the Intercreditor Agreement, the Liquidity Facilities and the Purchase Agreement (except, in each case, as otherwise provided therein) shall be paid promptly by the Lessee, including, without limitation, the reasonable fees, expenses and disbursements allocable to the Refunding Notes issued under the Indenture of (A) Richards, Layton & Finger, special counsel for the Pass Through Trustee and the Loan Trustee, (B) Ray, Quinney & Nebeker, special counsel for the Owner Trustee, (C) Lytle, Soule & Curlee, special counsel in Oklahoma City, Oklahoma, (D) Shearman & Sterling, special counsel for the Initial Purchasers, in an amount separately agreed, (E) Perkins Coie, special counsel to the Owner Participant and (F) Shipman & Goodwin, special counsel to the Loan Participant.

           Notwithstanding the foregoing, (i) the Lessee shall pay, in amounts separately agreed, the fees, expenses and disbursements of Cleary, Gottlieb, Steen & Hamilton and Hughes Hubbard & Reed LLP, special counsel for the Lessee and (ii) the Guarantor shall pay the fees, expenses and disbursements of counsel retained by Guarantor and all other out-of-pocket costs, fees and expenses incurred by Guarantor in connection with the transactions contemplated hereby.

           SECTION 12. Miscellaneous. (a) Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Lessee, the Owner Trustee, the Loan Trustee, the Owner Participant, the Loan Participant, the Guarantor, the Subordination Agent and the Pass Through Trustee, and the Lessee's, the Owner Trustee's, the Loan Trustee's, the Owner Participant's, the Subordination Agent's and the Pass Through Trustee's obligations under any and all thereof, shall survive the expiration or other termination of this Agreement and the other agreements referred to herein.

           (b) This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Loan Trustee. The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Lessee and, subject to the terms of the Participation Agreement, its successors and permitted assigns, the Loan Participant, the Guarantor, Aero Trust Certificateholder, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Loan Trustee and its successors as Loan Trustee (and any additional Loan Trustee appointed) under the Indenture, the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement, the Owner Trustee and its successors as Owner Trustee under the Trust Agreement, and the Owner Participant, and, subject to the provisions of the Participation Agreement, its successors and permitted assigns. No purchaser or holder of any Refunding Notes shall be deemed to be a successor or assign of the Loan Participant.

           SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               CONTINENTAL AIRLINES, INC.,
                                  as Lessee




                               By_________________________________
                                  Name:
                                  Title:

                               Address:   2929 Allen Parkway
                                          Suite 2010
                                          Houston, TX  77019
                                          Attention:  Senior Vice
                                          President and Chief
                                          Financial Officer
                                          Facsimile:  (713) 520-6329




                               GAUCHO-2 INC.,
                                  as Owner Participant




                               By_________________________________
                                  Name:
                                  Title:

                               Address:   P.O. Box 3707
                                          Seattle, WA  98124-3707
                                          Attention:   Treasurer
                                          Facsimile:   (206) 237-8746

                               WILMINGTON TRUST COMPANY, not in
                                  its individual capacity, except
                                  as otherwise provided herein,
                                  but solely as Loan Trustee,
                                  Pass Through Trustee and
                                  Subordination Agent




                               By_________________________________
                                  Name:
                                  Title:

                               Address:   One Rodney Square
                                          1100 N. Market Street
                                          Wilmington, DE  19890-0001
                                          Attention:   Corporate Trust
                                                       Administration
                                          Facsimile:   (302) 651-8882




                               FIRST SECURITY BANK OF UTAH,
                               NATIONAL ASSOCIATION,
                                  not in its individual capacity,
                                  except as otherwise provided
                                  herein, but solely as Owner
                                  Trustee




                               By_________________________________
                                  Name:
                                  Title:

                               Address:   79 South Main Street
                                          Salt Lake City, UT  84111
                                          Attention:   Corporate Trust
                                                       Department
                                          Facsimile:   (801) 246-5053

                               ROLLS-ROYCE PLC
                                  as Guarantor




                               By_________________________________
                                  Name:
                                  Title:

                               Address:   65 Buckingham Gate
                                          London SWIE 6AT, England
                                          Attention:  Company
                                                      Secretary
                                          Facsimile:  011-44-71-233-1733




                               FLEET NATIONAL BANK, formerly named
                               SHAWMUT BANK CONNECTICUT, NATIONAL
                               ASSOCIATION
                                  as Original Pass Through Trustee
                                  and Loan Participant and in its
                                  individual capacity as provided
                                  for herein




                               By_________________________________
                                  Name:
                                  Title:

                               Address:   777 Main Street
                                          11th Floor
                                          Hartford, Connecticut 06115
                                          Attention:  Corporate Trust
                                          Administration CTMO/0238
                                          (Continental/Rolls-Royce
                                          Aeroengine Trusts 1995-D)
                                          Facsimile:  (860) 986-7920

                               MORGAN STANLEY & CO. INCORPORATED




                               By_________________________________
                                  Name:
                                  Title:

                               Address:   1585 Broadway
                                          New York, NY  10036
                                          Facsimile:   (212) 761-0786

                          SCHEDULE I to
                       Refunding Agreement

                  PASS THROUGH TRUST AGREEMENTS


1.    Continental Airlines 1996-2A Pass Through Trust Agreement.

2.    Continental Airlines 1996-2B Pass Through Trust Agreement.

3.    Continental Airlines 1996-2C Pass Through Trust Agreement.

4.    Continental Airlines 1996-2D Pass Through Trust Agreement.

                            SCHEDULE II to
                       Refunding Agreement 114
                       -----------------------

            REFUNDING NOTES, PURCHASERS AND PURCHASE PRICE


Continental
 Airlines
   Pass
 Through                                                   Principal
  Trust             Interest Rate and Maturity               Amount
- -----------     ----------------------------------        -----------
 1996-2A        7.75% Refunding Notes due 7/2/2014        $18,077,500
 1996-2B        8.56% Refunding Notes due 7/2/2014         $7,747,500
 1996-2C       10.22% Refunding Notes due 7/2/2014         $7,747,500
 1996-2D       11.50% Refunding Notes due 4/2/2008         $4,080,350